UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2008
                                                          --------------

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ                                                   08109-4613
---------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (856) 486-1777
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
    230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).




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Item 3.02         Unregistered Sales of Equity Securities.

On March 19, 2008, RCM Technologies, Inc. (the "Registrant") issued to NuSoft Solutions, Inc. ("NuSoft"), 700,000 shares (the "Shares") of the common stock, par value $0.05, of the Registrant (the "Common Stock"), at an aggregate offering price of $3,000,000, as part of the consideration for the acquisition of certain assets from NuSoft. The stock value is subject to a valuation change based on the restrictions on the resale of the common shares issued. The issuance of the Shares was made in reliance on an exemption from registration of the Shares under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 7.01.        Regulation FD Disclosure.

On March 19, 2008, the Registrant issued a press release announcing the acquisition of NuSoft. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number                     Exhibit Title
99.1                   Press Release by the Registrant, dated March 19, 2008.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RCM TECHNOLOGIES, INC.



                                   By://Stanton Remer
                                   Stanton Remer
                                   Chief Financial Officer, Treasurer and
                                   Secretary


Dated: March 19, 2008



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                                  Exhibit Index


Exhibit Number                         Exhibit Title
99.1             Press Release by the Registrant, dated March 19, 2008.